CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.8

LICENSE AGREEMENT
RELATING TO MAGE-A4 [***] COMPOUNDS

BETWEEN

IMMUNOCORE LIMITED,

  on the one hand,

AND

GENENTECH, INC.,

  on the other hand,

AS OF SEPTEMBER 27, 2016

License Agreement relating to MAGE-A4 and [***] compounds

Confidential

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Exhibit A - Patents relating to Existing MAGE-A4 Compounds and Existing [***] Compounds

Exhibit B - Part A (Existing MAGE-A4 TCRs); Part B (Existing [***] TCRs)

License Agreement relating to MAGE-A4 and [***] compounds

Confidential

Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

LICENSE AGREEMENT

This License Agreement (“Agreement”) is made and entered into, effective as of September 27, 2016 (“Effective Date”), by and between Immunocore Limited, having its principal place of business at 101 Park Drive, Milton Park, Abingdon, Oxon, United Kingdom OX14 4RY (“Immunocore”), on the one hand and, Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”), on the other hand. GNE and Immunocore are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

WHEREAS, Immunocore is a biotechnology company that is engaged in research and development of TCR technology for use in pharmaceutical products.

WHEREAS, GNE is a biopharmaceutical company engaged m the research, development, manufacture and sale of pharmaceutical products.

WHEREAS, Immunocore, GNE and F. Hoffmann-La Roche Ltd (“Roche”) entered into a Research Collaboration and License Agreement dated as of June 14, 2013, as amended pursuant to a First Amendment to the License Agreement ([***] and MAGE-A4) dated the same date as this Agreement pursuant to which Immunocore and GNE agreed to collaborate in the discovery and development of TCR technology for use in pharmaceutical products (the “Existing Agreement”).

WHEREAS, the Parties and Roche have agreed to amend the Existing Agreement to exclude certain compounds and targets.

WHEREAS, the Parties have set out in this Agreement the rights and obligations of the Parties and the development to be undertaken by Immunocore concerning the Compounds, and Targets (each as defined below).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GNE and Immunocore agree as follows:

ARTICLE 1
DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1       “Accounting Standard” means International Financial Reporting Standards (“IFRS”) which standards or principles (as applicable) are currently used at the applicable time by, and as consistently applied by Immunocore.

1.2       “Affiliate” of a Party, means any company, corporation or other business entity that is controlled by, controlling, or under common control with such Party. For purposes of this definition, “control” of a business entity (including “controlled by,” “under common control with” or the like) means direct or indirect beneficial ownership of more than fifty percent (50%) interest in the voting stock (or the equivalent) of such business entity or having the right to direct, appoint or remove a majority of members of its board of directors (or their

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equivalents) or having the power to control the general management of such business entity, by law or contract. [***]

1.3       “Alliance Manager” means that certain individual designated by each Party to act as the primary business contact for such Party for the purposes of the resolution of any dispute as required pursuant to Section 14.1, such individuals being as at the Effective Date in respect of [***], and in respect of [***], or such other persons as may be notified by a Party to the other Party in writing from time to time.

1.4       “Applicable Laws” means all laws, rules and regulations and guidelines which are in force during the Term of this Agreement and in any jurisdiction in which. the Research Program or any Clinical Trial is performed or in which any product is manufactured, sold or supplied to the extent in each case applicable to any Party to this Agreement or any Sublicensee.

1.5       “Biosimilar” is defined in Section 6.4.3(b).

1.6       “Clinical Trial” shall mean a Phase I Clinical Trial, Phase II Clinical Trial (including for avoidance of any doubt a Phase Ib or Phase IIb Clinical Trial) or Phase III Clinical Trial or any other equivalent, combined or other trial in which any Immunocore Product is administered to a human subject.

1.7       “Combination” is defined in Section l .54(c).

1.8       “Combo Agreement” is defined in Section 3.4.

1.9       “Companion Diagnostic” means any product or service that: [***].

1.10     “Compound” means a product that comprises (a) a TCR or a portion of a TCR that comprises a TCR alpha chain variable domain and a TCR beta chain variable domain wherein the TCR or portion of the TCR binds to an HLA presented antigen derived from a Target; and (b) an Effector.

1.11     “Compulsory Sublicense” means a sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to manufacture, use, sell, offer for sale, import or export a Product in any country in the Territory [***].

1.12     “Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

1.13     “Confidential Information” means proprietary Know-How (of whatever kind and in whatever form or medium, including copies thereof), tangible materials or other deliverables

(a)       disclosed by or on behalf of a Party in connection with this Agreement, whether prior to or during the Term and whether disclosed orally, electronically, by observation or in writing, or

(b)       created by, or on behalf of, either Party and provided to the other Party, or created jointly by the Parties, in the course of this Agreement. For the avoidance of doubt, “Confidential Information” includes Know-How regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products,

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business information or objectives and other information of the type that is customarily considered to be confidential information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement.

1.14       “Control” or “Controlled by” means the rightful possession by a Party, whether directly or indirectly and whether by ownership, license (other than pursuant to this Agreement) or otherwise as of the Effective Date or throughout the Term, of the unfettered right (excluding where any required Third Party consent cannot be obtained) to grant a license, sublicense or other right to exploit, as provided herein, without violating the terms of any agreement with any Third Party. For the avoidance of any doubt, GNE shall not be deemed to Control any Patents filed in the name of Immunocore by reason only that GNE undertakes the Prosecution and Maintenance of such Patents.

1.15       I.15 “Covers” (including variations such as “Covered”, “Covering” and the like), means, with respect to a particular Patent and in reference to a particular compound or product (whether alone or in combination with one or more other ingredients) that the use, manufacture, sale, supply, import, offer for sale of such compound or product would infringe a Valid Claim of such Patent in the absence of any license granted under this Agreement.

1.16       “CPA Firm” is defined in Section 7.7.2.

1.17       “Development Plan” is defined in Section 3.2.

1.18       “Development Program” means, in respect of each Compound, the act1v1t1es to be conducted by Immunocore pursuant to Article 3 and the relevant Development Plan.

1.19       “Diligent Efforts” means carrying out obligations or tasks using commercially reasonable efforts and resources comparable with standard practices of pharmaceutical companies [***] to the Party concerned and exercising decisions in good faith and using prudent, scientific and business judgment.

1.20       “Dispute(s)” is defined in Section 14.1.

1.21       “Effector” means any protein or polypeptide having the ability to modulate immune cell function such as anti-CD3 scFv or a diagnostic label, including derivatives or variants thereof.

1.22       “Existing Agreement” is defined in the Background section of this Agreement.

1.23       “Existing [***] TCR” means TCRs that bind to HLA presented antigens derived from [***] and which have the sequences set out in Part A of Exhibit B as updated from time to time by agreement between the Parties.

1.24       “Existing [***] TCR” means TCRs that bind to HLA presented antigens derived from [***] and which have the sequences set out in Part B of Exhibit B as updated from time to time by agreement between the Parties.

1.25       “EU” means the member states of the European Union from time to time, or any successor entity thereto performing similar functions together with, should it cease to be a member state of the European Union, the United Kingdom.

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1.26       “Event” means the events listed in Section 6.2.1.

1.27       “Event Payment” means the payments on achieving an Event and as set out m Section 6.2.1.

1.28       “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.29       “Field” means any and all uses, excluding any product that contains cells transfected with genes encoding TCRs or modified TCRs [***].

1.30       “First Commercial Sale” means, with respect to a particular Immunocore Product in a given country, the first commercial sale of such Immunocore Product following Marketing Approval in such country by or under authority of Immunocore or any of its Sublicensees. As used herein, “Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, use, storage, import, transport and sale of Immunocore Products in a country or regulatory jurisdiction. For countries where governmental approval is required for pricing or reimbursement for the Immunocore Product, “Marketing Approval” shall not be deemed to occur until such pricing or reimbursement approval is obtained; provided, to the extent Immunocore or any of its Sublicensees sell a Immunocore Product prior to obtaining such pricing or reimbursement approval, such sales shall be accrued at the time of sale and any royalties thereon shall be paid in the quarter following the obtaining of such pricing or reimbursement approval. For the purpose of clarity and subject to Section l .54(a), sales of Immunocore Products between or among any of Immunocore, its Affiliates and their Sublicensees shall be excluded from “First Commercial Sales”.

1.31       “First Generation Immunocore Product” is defined in Section 6.4.1(a)(i).

1.32       “Foreground IP” means the Immunocore Foreground IP.

1.33       “Full Data Package” means with respect to each Compound: (a) any relevant information within Immunocore’s Control relating to such Compound(s), including all information regarding safety, efficacy, toxicity, or potential side effects, as well as all data collected from performing any pharmacokinetic, absorption, distribution, metabolism or excretion study, and toxicology studies, and any information resulting from or related to clinical trials, (b) any relevant data and information in Immunocore’s Control relating to the manufacture, formulation, and cost of goods for such Compound(s), and (c) any relevant documentation, filings, correspondence or other non-privileged information in Immunocore’s Control related to existing or potential Patents related to such Compound(s).. The format and depth of data to be provided in such Full Data Package to be mutually agreed to by the Parties.

1.34       “GNE” is defined in the introduction.

1.35       “GNE Background IP” means (a) the Know-How Controlled By GNE in so far as it relates to MAGE-A4 and/or [***] developed pursuant to the Existing Agreement; and (b) any Patents claiming the Know-How in Section l.35(a), which Patents have an earliest priority date prior to the Effective Date. GNE Background IP will exclude: (i) any Patents or Know-How that Cover the manufacture (including without limitation, processes, expression technology,

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formulations and assays developed for clinical or commercial manufacturing) of a Compound; and (ii) any Patents or Know-How to the extent such Patents or Know-How Cover CD3 Effector (including anti-CD3 antibodies, antigen-binding fragments thereof and other derivatives and variants); and (iii) any Patents which are filed in the name of Immunocore but which are Prosecuted and Maintained by GNE in accordance with the terms of the Existing Agreement.

1.36       “HLA” means human leukocyte antigen type A2. For the avoidance of doubt, other genotypes of human leukocyte antigen are expressly excluded from these definitions.

1.37       “Immunocore” is defined in the introduction.

1.38       “Immunocore Background IP” means any (a) Know-How in so far as it relates to MAGE- A4 and/or [***] owned or Controlled by Immunocore as of the Effective Date, or created by Immunocore after the Effective Date; and (b) any Patents claiming the Know-How in Section l .38(a) which Patents have an earliest priority date prior to the Effective Date, including but not limited to the Patents listed in Exhibit A. For the avoidance of any doubt Immunocore Background IP shall include any Patents which are filed in the name of Immunocore. but which are Prosecuted and Maintained by GNE in accordance with the terms of the Existing Agreement.

1.39       “Immunocore Existing Effector” means any anti-CD3 scFv in existence pnor to the Effective Date used to generate a Compound.

1.40       “Immunocore Existing TCR” means any Existing [***] TCR and/or any Existing [***] as described in Exhibit B.

1.41       “Immunocore Foreground IP” means (a) any Know-How in so far as it relates to [***] and/or [***] discovered, conceived or reduced to practice solely by or on behalf of Immunocore in the course of performing activities under the license granted under Section 4.1, the Development Programs or otherwise in connection with the Compounds containing an Immunocore Existing TCR; and (b) any Patents claiming the Know-How in Section 1.41(a).

1.42       “Immunocore Product” means any product containing a Compound containing an lmmunocore Existing TCR.

1.43       “IND” means an investigational new drug application filed with the FDA pursuant to 21 CFR Part 312 before the commencement of clinical trials of a product, or any comparable or equivalent filing with any relevant regulatory authority in any other jurisdiction required before the commencement of any Clinical Trial.

1.44       “Indemnitee” is defined in Section 12.3.

1.45       “Indemnitor” is defined in Section 12.3.

1.46       “Indication” is defined in Section 6.2.1.

1.47       “Infringement” is defined in Section 8.4.1.

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1.48       “Initial Data Package” means the information to be provided by Immunocore to GNE pursuant to the right of first negotiation granted to GNE under Section 4.2 which shall include: [***], all where available.

1.49       “Know-How” means all information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any Patents.

1.50       “Loss” or “Losses” is defined in Section 12.1.

1.51       “Major European Market” means [***].

1.52       “MAA” or “Marketing Approval Application” means BLA, sBLA, NDA, sNDA and any, equivalent thereof in the United States or any other country or jurisdiction in the Territory. As used herein: “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 600 et seq., for FDA approval of a Immunocore Product and “sBLA” means a supplemental BLA; and “NDA” means a New Drug Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. § 314 et seq., for FDA approval of a Immunocore Product and “sNDA” means a supplemental NDA.

1.53       “MAGE-A4” means the protein known as Melanoma Associated Antigen 4 which has UNIPROT number P43358 and the gene that encodes for such protein.

1.54       “Milestone Payment” shall mean the payments to be made on the Net Sales Events and as set out in Section 6.3.1.

1.55       “Net Sales” with respect to an Immunocore Product shall mean an amount calculated by subtracting from the amount of Sales of such Immunocore Product by Immunocore or its Sublicensees to Third Parties (including distributors): (i) a lump sum deduction of [***] of Sales in lieu of those deductions which are not accounted for within Immunocore on a Immunocore Product-by-Immunocore Product basis [***]. The deductions under this Section will be those deductions as consistently applied by Immunocore or their Sublicensees in accordance with· internal practices. As used herein this Section 1.52:

(a)       Sales Among Affiliates and Sublicensees. Sales between or among a Party and its Sublicensees shall be excluded from the computation of Net Sales provided (a) there is an arms’ length sale or supply to a Third Party in relation to such Immunocore Product; and (b) any sale between a Party and its Sublicensee is made on an arms’ length basis.

(b)       Supply as Samples/Test Materials. Notwithstanding anything to the contrary in the definition of Net Sales, the supply or other disposition of lmmunocore Products (i) as samples provided free of charge to any Third Party and in accordance with standard industry practice (but not in circumstances where such Third Party is able to pass samples to any other Third Party other than free of charge); (ii) for use in non-clinical or clinical studies (provided such samples are provided to any Third Party in exchange for data from such study,

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at cost, or free of charge); (iii) for use in any tests or studies reasonably necessary to comply with any Applicable Law(s), regulation or request by a regulatory or governmental authority (provided such samples are provided to any Third Party in exchange for data from such test or study, at cost, or free of charge) or (iv) as is otherwise reasonable and customary in the industry (but not in circumstances where such Third Party is able to pass samples to any other Third Party other than free of charge), in each case of (i) through (iv) shall not be included in the computation of Net Sales.

(c)       Immunocore Products Sold in Combinations. In the event that a Immunocore Product is sold or supplied in combination (in the same package, including as a co- formulation) with one or more other active ingredients or other products that are not the subject of this Agreement (for purposes of this Section 1 .54(c), a “Combination”), the following shall apply: [***].

(d)       Sales from Compulsory Sublicensees. The Parties shall discuss in good faith and agree the reasonable treatment to be used on a consistent basis to fairly share Compulsory Sublicense payments between the Parties. For the purpose of clarity, any Party will not be penalized or be subject to Material Breach for delayed or deferred payments during the period of discussion.

1.56       “Net Sales Event(s)” is defined in Section 6.3.1.

1.57       “Net Sales Report” is defined in Section 7.2.

1.58       “Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority to, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, reexaminations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

1.59       “Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety of an Immunocore Product in healthy individuals or patients as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the United States.

1.60       “Phase Ib Clinical Trial” means a human clinical trial of a Compound, consistent with 21 C.F.R. 312.21(a) or other applicable regulatory requirements outside the United States, which is designed to determine the Maximum Tolerated Dose (with the Maximum Tolerated Dose being the highest dose of treatment that will produce the desired effect without unacceptable toxicity, intended for use in a subsequent trial).

1.61       “Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy of an Immunocore Product in patients being studied as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the United States. Phase II Clinical Trials shall include Phase Ila and Phase IIb Clinical Trials.

1.62       “Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of an Immunocore Product

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for one or more indications in order to obtain Marketing Approval of such Immunocore Product for such indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the United States.

1.63       “Pivotal Trial” is defined in Section 6.2.2(d).

1.64       [***] means [***].

1.65       “Prosecute and Maintain” or “Prosecution and Maintenance” is defined in Section 8.1.1.

1.66       “Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations and approvals required for marketing or use of a Immunocore Product (including, without limitation, approvals of, BLAs (as defined in Section 1.51), investigational new drug applications, pre- and post- approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Immunocore Products in a regulatory jurisdiction. In the United States, its territories and possessions, Regulatory Approval means approval of any Marketing Approval Application or equivalent by the FDA.

1.67       “Release” is defined in Section 10.1.

1.68       “Roche” is defined in the recitals.

1.69       “Rules” is defined in Section 14.2.1.

1.70       “Section 8.4.2 Enforcement” is defined in Section 8.4.3.

1.71       “Sales” of an Immunocore Product shall mean, for any period, the amount stated in Immunocore’s “Sales” line of its quarterly produced and reviewed financial statements with respect to such Immunocore Product for such period, which amount reflects the gross invoice price such Immunocore Product sold or otherwise disposed of (other than for use as clinical supplies or free samples) by Immunocore and its Sublicensees reduced by gross-to-net deductions (to the extent applied consistently by Immunocore and its Sublicensees with respect to sales of their respective other products) if not previously deducted from the amount invoiced, taken in accordance with the then currently used Accounting Standard. By way of example, the gross-to-net deductions taken in accordance with Accounting Standard as of the Effective Date are the following: [***].

For the purpose of clarity and subject to Section l .5.4(a), sales of Immunocore Products between or among any of Immunocore, its Affiliates or their Sublicensees shall be excluded from “Sales”.

1.72       “Second Generation Immunocore Product” is defined in Section 6.4. l (a)(ii).

1.73       “Sublicensee” shall mean a Third Party or Affiliate who has been granted a sublicense under the license granted by GNE to Immunocore under Article 4 and where such sub-license is in compliance with Section 4.1.2.

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1.74       “Target” means MAGE-A4 and/or [***].

1.75       “TCR” means T-cell receptor.

1.76       “Tecentriq”™ means that certain GNE proprietary monoclonal antibody of IgG 1 isotype against the protein programmed cell death-ligand 1 (PD-Ll) having as its active ingredient atezolizumab.

1.77       “Term” is defined in Section 13.1.

1.78       “Territory” means all the countries of the world.

1.79       “Third Party” means any entity other than Immunocore, GNE or an Affiliate of any of the foregoing.

1.80       “Third Party Agreement” is defined in Section 4.2.3.

1.81       “Third Party Claims” is defined in Section 1 2.1.

1.82       “Third Party Infringement Claim” is defined in Section 8.5.1.

1.83       “Title 11” is defined in Section 13.3.

1.84       “US” means the United States of America and its territories and possessions.

1.85       “Valid Claim” means, with respect to a particular country, (a) a claim in an issued and unexpired Patent within the GNE Background IP; or (b) a claim in an issued and unexpired Patent within the Immunocore Background IP or Immunocore Foreground IP, in each case which specifically claims the sequence of an Immunocore Existing TCR, in each case in such country that has ‘not lapsed or been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that has not been admitted to be invalid or unenforceable through re-examination, re-issue, disclaimer or otherwise, or lost in an interference proceeding.

1.86       “VAT” means, in the EU, value added tax calculated in accordance with Council Directive 2006/112/EC, as implemented in each country member state and, in a jurisdiction outside the EU, any equivalent tax.

ARTICLE 2
AMENDMENT TO EXISTING AGREEMENT

The Parties acknowledge and agree that as of the Effective Date the Parties have amended the Existing Agreement to exclude the targets [***] and [***] and all Compounds to such targets. For the avoidance of doubt, the Parties agree that, as of the Effective Date and continuing in full force during the Term, the Existing Agreement shall cease to apply to the Targets. In the event that there is a conflict between the terms of this Agreement and the Existing Agreement, the terms of this Agreement shall prevail. The terms of the Existing Agreement shall continue in full force and effect in respect of any compounds that do not bind to either of the Targets.

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ARTICLE 3
DEVELOPMENT PROGRAM

3.1       General. Immunocore shall select one Compound containing an Existing [***] and one Compound containing an Existing [***] for further development and Immunocore shall notify GNE in writing of the identity of such Compounds it has selected as soon as practicable following such selection.

3.2       Development Plan. Immunocore shall prepare a development plan for each of the Compounds identified in Section 3.1 above (each a “Development Plan”) setting out the Development Program that will apply to each of such Compounds. Each Development Plan will set out activities required for the development of the relevant Compound through to the completion of the first Phase Ib Clinical Trial of such and, subject to the Parties entering into a clinical combination agreement, the Development Plan in respect of the [***] Compound, will also provide for at least one arm of the first Phase 1b Clinical Trial to be the combination of the [***]. Subject to Section 3.4 below, should the Parties not enter into a clinical combination agreement despite the use of good faith reasonable best efforts to agree on such terms, then the [***] Phase I Clinical Trial or Phase Ib Clinical Trial and/or the [***] Phase I Clinical Trial or Phase Ib Clinical Trial could be as a monotherapy or combination with another therapeutic agent. Immunocore may amend the Development Plans from time to time at its discretion. At least [***] Immunocore shall provide GNE with a copy of each Development Plan and any amendments made by it to either Development Plan. Immunocore shall be responsible for IND filings and other regulatory filings.

3.3       Immunocore’s Obligations. Subject to Section 4.3, Immunocore shall have sole responsibility for and will use its Diligent Efforts to carry out at its own expense the development of the Compounds as described in each of the Development Plans and shall have full authority to design the CMC (Chemistry, Manufacturing and Controls) and clinical plans including but not limited to the selection of any relevant combination agents that may be used in the development of the Compounds. Following completion of each Development Plan, if Immunocore decides to continue the development of the relevant Compound either alone or with a Third Party, all future development decisions may be made by Immunocore in its absolute discretion without reference to GNE.

3.4       Combination Trials. GNE and Immunocore acknowledge and agree that they intend to enter into a separate written agreement, under which they will conduct a clinical combination trial with [***], the terms of which shall be negotiated in good faith using reasonable best efforts between GNE and Immunocore. Notwithstanding the terms of this Agreement, including without limitation Sections 3.2 and 3.3, any agreement under which the Parties shall conduct a clinical combination trial with ([***], shall be conducted under, and subject to, the terms of a separate written agreement between the Parties (the “Combo Agreement”). For the avoidance of doubt, the supply of any materials between the Parties, and any intellectual property, data and or materials generated under such clinical combination trial shall be governed by the terms of the Combo Agreement. In the event that there is a conflict between the terms of this Agreement and the Combo Agreement, the terms of the Combo Agreement shall prevail with respect to the subject matter thereof.

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ARTICLE 4
LICENSES AND OPTIONS

4.1       License Granted by GNE.

4.1.1       Grant of License.

(a)       GNE hereby grants to Immunocore an exclusive (even as to GNE and its Affiliates) royalty-bearing, right and license with the right to grant sublicenses, under GNE’s rights in GNE Background IP to make, use, import, sell and offer for sale Immunocore Products in the Field in the Territory.

4.1.2       Sublicenses. Subject to Section 4.2, Immunocore shall have the right to sublicense the rights granted under Section 4.1. l (a) to its Affiliates or Third Parties; provided that in each case:

(a)       is consistent with the terms and conditions of this Agreement;

(b)       is in writing;

(c)       contains obligations on the Sublicensee equivalent to those applicable to Immunocore under Sections 6.2.2(b) and 7.7.1 and Article 9; and

(d)       is granted on an arms-length basis for monetary consideration and requires the Sublicensee to sell or supply Immunocore Products to any Third Party on an arms-length basis.

Immunocore shall continue to remain responsible for all reporting obligations under this Agreement during the Term. Immunocore shall be responsible for all actions and omissions of any Sublicensee including where such actions and omissions result in a breach of the terms of this Agreement. Following the grant of any sublicense to a Third Party, Immunocore shall notify GNE of the identity of such Third Party Sublicensee. For clarity, no grant of any sublicense to a Third Party or an Affiliate shall relieve Immunocore of its obligations hereunder.

4.1.3       Subcontracting. Immunocore shall have the right to enter into subcontracts with Third Parties and Affiliates to enable such Third Parties and Affiliates to provide services to or on behalf of Immunocore in relation to Immunocore Compounds and Immunocore Products. Any subcontract agreement must be in writing, consistent with the terms and conditions of this Agreement, including the confidentiality provisions of Article 9, and any rights granted to such subcontractor are restricted to only those rights necessary for performance by subcontractor of the portions of work on behalf of Immunocore. Immunocore will remain responsible (at its cost) for all acts or omissions of any subcontractor it appoints (including any acts or omissions which result in a breach of the terms of this Agreement) and shall ensure that each subcontractor complies with the terms and conditions of this Agreement.

4.2          GNE Right of First Negotiation.

4.2.1       Option Grant to GNE. Immunocore hereby grants to GNE, on a Target-by-Target basis, the option to negotiate the right to develop and/or commercialise Immunocore Products, if at any time during the development or commercialisation of such Immunocore

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Products, Immunocore decides to grant rights to a Third Party to develop and/or commercialise (including through co-development, co-promotion and/or co-marketing) such Immunocore Products. For the avoidance of doubt nothing in this Article 4 shall prevent:

(a)       Immunocore from entering into an agreement regarding the conduct of a clinical combination trial in circumstances where no rights to commercialise Immunocore Products are granted to a Third Party;

(b)       Immunocore from entering into negotiations with Third Parties regarding the same Immunocore Products at the same time as Immunocore is negotiating with GNE pursuant to this Article 4 regarding such Immunocore Products provided that no agreement is signed with a Third Party prior to the end of the period of negotiation granted to GNE pursuant to Section 4.2.3 and subject to the terms of Section 4.2.3.

4.2.2       Notice to GNE. Immunocore shall give notice in writing to GNE of its decision to seek and/or accept from a Third Party the right (including without limitation any option, license or other right to acquire the right) to .develop (except as permitted under Section 4.2.1) and/or commercialise Immunocore Products. In conjunction with such notice, Immunocore shall provide to GNE the Initial Data Package for such Immunocore Products. Following receipt of such notice from ·Immunocore, GNE shall have [***] within which to notify Immunocore in writing whether it wishes to be granted the right to develop and commercialise such Immunocore Products. If GNE notifies Immunocore in writing prior to the end of such period that it wishes to be granted the right to develop and commercialise such Immunocore Products then Immunocore shall provide to GNE the Full Data Package for such Immunocore Products.

4.2.3       Exercise of an Option. If GNE notifies Immunocore that it wishes to be granted such rights, the Parties shall negotiate in good faith for a period of [***] from (a) the delivery of the Full Data Package to GNE, or (b) such [***] period as the Parties may agree, the financial terms under which GNE shall be granted such rights. If at the end of such period the Parties have not agreed on the [***] terms of such rights, Immunocore may grant such rights to develop and commercialise the Immunocore Products to a Third Party under a written agreement (each a “Third Party Agreement”); provided that the [***] terms under such Third Party Agreement shall be no less favourable to Immunocore than the [***] terms which were last offered by GNE to Immunocore. If Immunocore has not signed a definitive agreement relating to a Third Party Agreement by the date [***] from the last day of the [***] negotiation period referred to above (or if such negotiation period is extended by the Parties, from the date that the Parties terminate negotiations) then the provisions of this Section 4.2 shall re-apply and before entering into any Third Party Agreement Immunocore must serve a further notice under Section 4.2.2.

4.2.4       GNE [***].

(a)       On a [***] basis, GNE shall have the right to request that [***]. Subject to Section 4.2.4(b), Immunocore shall, upon timely request and at least [***] advance notice from GNE and at a mutually agreeable time during its regular business hours, [***].

(b)       Prior to [***] under Section 4.2.4(a), [***].

(c)       [***].

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(d)       [***].

4.2.5       Expiration of Option to a Target. The options granted to GNE under this Article 4 with respect to a Target, shall expire on a Target-by-Target basis, upon the First Commercial Sale of an Immunocore Product containing a Compound against such Target.

4.3       Financial Funding of Development and Commercialisation. For the avoidance of any doubt:

(a)       the obligations under Section 4.2 shall not preclude Immunocore from seeking funding from Third Parties in respect of the development or commercialisation of Immunocore Products; provided that Immunocore (i) does not grant such Third Party the option, right or license to develop (except as permitted pursuant to Section 4.2.1) and/or commercialise any one Immunocore Product, multiple Immunocore Products , or all the Immunocore Products; and (ii) Immunocore remains responsible for such development and commercialisation. For the avoidance of any doubt Immunocore shall not be permitted to seek funding from commercial entities that is specifically directed at the development of a Immunocore Product except with the prior written consent of GNE, such consent not to be unreasonably withheld, conditioned or delayed; and

(b)       following the receipt by Immunocore of such funding by a Third Party pursuant to Section 4.3(a), Immunocore shall continue to be liable to make the payments due to GNE pursuant to Article 6 provided that at no time shall Immunocore be . obliged to pay to GNE [***].

4.4       No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other intellectual property rights of the other Party (either expressly or by implication or estoppel). For the avoidance of doubt GNE shall not, during the Term or subsequently, have any right or license under the Immunocore Background IP or the Immunocore Foreground IP to discover, research, develop or commercialise any Compounds.

ARTICLE 5
DILIGENCE

5.1       Development and Commercialisation of Immunocore Products. Subject to Section 4.2, as between GNE and Immunocore, with effect from the Effective Date, (i) Immunocore shall have sole responsibility for and bear all costs for, researching, developing and commercialising Compounds and Immunocore Products; and (ii) subject to Section 3.3, Immunocore shall have the sole right and authority to control all decisions related to the research, development and commercialisation of Compounds and Immunocore Products. Immunocore agrees to use Diligent Efforts to research, develop and commercialise at least one Immunocore Product (i) containing each of the Existing [***] TCR and Existing [***] TCR selected by Immunocore in accordance with Section 3. 1 (ii) that binds to the HLA presented antigen against each of the [***] and [***] Targets within the Field in the Territory.

5.2       Termination of Diligence Obligations. If at any time following the completion of [***], Immunocore wishes to cease the research, development and/or commercialisation activities with respect to a particular Target the following provisions of this Section 5.2 shall apply:

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5.2.1       Immunocore shall notify GNE in writing of its decision including brief details of the reasons for its decision.

5.2.2       Immunocore and GNE shall discuss the termination of the research, development and/or commercialisation activities directed to that particular Target provided that Immunocore shall not be obliged to provide any Third Party Confidential Information to GNE.

5.2.3       If following such discussions Immunocore, acting reasonably, decides that it wishes to terminate the research, development and/or commercialisation activities directed to that particular Target, Immunocore shall notify GNE of such decision in writing and the obligations of Immunocore set out in Section 5.1 shall cease to apply with effect from the date of such notice with respect to the Immunocore Product(s) directed to that particular Target.

5.2.4       If Immunocore subsequently decides to recommence the research, development and/or commercialisation activities directed to that particular Target, it will promptly notify GNE in writing of its decision and, subject to Section 5.2.6 below, the Parties shall discuss the proposal and any reasonable amendments to the [***] terms of this Agreement in so far as they relate to such Immunocore Product(s) directed to that particular Target and the consent of GNE, such consent not to be unreasonably withheld, delayed or conditioned, shall be required before Immunocore recommences the research, development or commercialisation activities directed to that particular Target. The Parties shall negotiate in good faith any reasonable amendments to the [***] terms of this Agreement for a period of [***] from the date of Immunocore’s notice that it has decided to recommence the research, development and/or commercialisation activities directed to that particular Target. If at the end of such period the Parties have not agreed on any amendments to the financial terms proposed by GNE, the provisions of Section 5.2.5 shall apply.

5.2.5       If the Parties are unable to agree on any amendments to the [***] terms proposed by GNE or if Immunocore does not agree that GNE may withhold its consent to Immunocore restarting the research, development or commercialisation activities directed to that particular Target in accordance with Section 5.2.4, such dispute will be submitted to arbitration for resolution as provided in Section 14.2 provided that such arbitration shall be modified as follows:

(a)       within [***] following the final selection of the arbitrator, the Parties, in consultation with the arbitrator, shall set a date for the arbitration, which date shall be no more than [***] after the date the arbitration is demanded under Section 1 4.2;

(b)       the arbitration shall be “baseball” style arbitration; accordingly, notwithstanding the Rules, and at least [***] prior to the arbitration, each Party shall provide the arbitrator with a brief outlining its position. Briefs may be no more than [***], and must clearly provide and identify the Party’s position with respect to the disputed matter;

(c)       after receiving both Parties’ opening briefs, the arbitrator will distribute each Party’s brief to the other Party. [***] in advance of the arbitration, the Parties shall submit and exchange response briefs of no more than [***]. The Parties’ briefs may include or attach relevant exhibits in the form of documentary evidence, any other material voluntarily disclosed to the other Party in advance, or publicly available information. The Parties’ briefs may also include or attach demonstratives and/or expert opinion based on the permitted documentary evidence;

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(d)       the arbitration shall consist of a [***] hearing of no longer than [***], such time to be split equally between the Parties, in the form of presentations by counsel and/or employees and officers of the Parties. No live witnesses shall be permitted except expert witnesses whose opinions were provided with the Parties’ briefs; and

(e)       no later than [***] following the arbitration, the arbitrator shall issue his/her written decision. The arbitrator shall select one Party’s proposed positions as his or her decision, and shall not have the authority to render any substantive decision other than to select the proposal submitted by either GNE or Immunocore. The arbitrator shall have no discretion or authority with respect to modifying the positions of the Parties. The arbitrator’s decision shall be final and binding on the Parties and may be enforced in any court of competent jurisdiction. Each Party shall bear its own costs and expenses in connection with such arbitration, and shall share equally the arbitrator’ s fees and expenses.

5.2.6       The provisions of Sections 5.2.3, 5.2.4, 5.2.5 and 5.2.6 shall not apply if at the time that Immunocore makes it decision, GNE is undertaking the research, development and/or commercialisation of a compound or product which is primarily directed to the same Target. In such circumstances GNE shall notify Immunocore that it is researching, developing or commercialising a compound or product which is primarily directed to the same Target and Immunocore shall be permitted to recommence research, development and/or commercialisation of compounds or product(s) directed to such Target in its sole discretion without further consultation with GNE and the consent of GNE shall not be required and the provisions of Section 5.3 shall not apply. For the avoidance of doubt, no Companion Diagnostic shall be deemed to be a compound or product which is directed to the same Target for purposes of this Section 5.2.6.

5.2.7       Should Immunocore elect to cease the research, development and/or commercialisation activities with respect to a particular Target prior to the completion of [***], the provisions of Sections 5.2.4 and 5.2.5 shall not apply.

5.2.8       For clarity, if the research, development and/or commercialisation activities with respect to a particular Target are terminated under Section 5.2 the obligations to develop at least one Immunocore Product to that Target under Section 5.1 shall no longer apply.

5.3       Progress Reports. Subject to Section 4.2, on a Target-by-Target basis, Immunocore shall provide to GNE, on or before [***], an annual written report summarizing Immunocore’s progress in the development of the Immunocore Products in. the past year, including a forecast of the activities that may be conducted in the current year; such annual written report to provide GNE during the Term with information reasonably necessary to determine Immunocore’s progress in developing and commercialising an Immunocore Product to each Target, including any events for which payments are required by Immunocore to GNE pursuant to Sections 6.2 and 6.3. GNE may address questions on the annual reports to Immunocore following receipt of such written reports. Additionally, Immunocore shall provide to GNE [***] notice of any material events in the development of the Immunocore Products.

ARTICLE 6
FINANCIAL TERMS

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6.1         Consideration. In consideration of the rights granted by GNE to Immunocore under Article 4 to the GNE Background IP, Immunocore shall pay to GNE the amounts set out in this Article 6.

6.2         Development and Commercial Event Payments.

6.2.1       First Immunocore Product Events. Subject to Section. 6.2.2, Immunocore will pay GNE the following one-time Event Payments on a Target-by-Target basis upon the first Immunocore Product (excluding Companion Diagnostics) to such Target achieving the following Events:

Event	Event Payment (US$)
	1st Indication	2nd Indication	3rd Indication
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total Potential Event Payments:	[***]	[***]	[***]

In this Section 6.2, “Indication” means the intended use of an Immunocore Product for either therapeutic treatment or for the prevention of a distinct illness, sickness, interruption, cessation or disorder of a particular bodily function, system, tissue type or organ, or sign or symptom of any such items or conditions, regardless of the severity, frequency or route of any treatment, treatment regimen, dosage strength or patient class, for which Regulatory Approval is being sought and which will be referenced on any Immunocore Product labelling in any country. For clarity, label extensions (including without limitation front-line, metastatic, adjuvant, etc.) shall not be deemed to be separate Indications.

6.2.2       Certain Terms. It is understood and agreed that the following terms shall apply to the Events achieved under Section 6.2.1.

(a)       On a Target-by-Target basis, payments under Section 6.2.1 shall be due only once for the first Immunocore Product in the first three Indications to achieve such Event for such Indication.

(b)       Payments shall be due under Section 6.2.1 by Immunocore regardless of whether it is Immunocore itself that meets the Event (as defined in the table in Section 6.2.1) or where such Event is met through the actions of any Sublicensee. Immunocore shall procure that any Sublicensee agrees to notify Immunocore, as applicable, immediately on any Event being met by such Sublicensee. For the avoidance of doubt, Immunocore’s (including where such obligation arises as a result of actions by any Sublicensee) cumulative obligation under Section 6.2.1 with respect to the: (i) first Immunocore Product binding to a particular HLA-presented antigen derived from a Target in the first Indication shall in no event exceed [***] per Target; (ii) first Immunocore Product binding to a particular HLA-presented antigen derived from that Target in the second Indication shall in no event exceed [***] per Target; and (iii) first Immunocore Product binding to a particular HLA-presented antigen derived from that Target in the third Indication shall in no event exceed [***] per Target. By way of example,

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if two Immunocore Products are developed which bind to any HLA-presented antigen derived from the same Target, the maximum payable for the first Indication, whichever of the Immunocore Products reaches the Event first, shall be [***].

(c)       If, for any reason, a particular Event specified in Section 6.2.1 is achieved without one or more preceding Events having been achieved, then upon the achievement of such Event, both the Event Payment applicable to such achieved Event and the Event Payment(s) applicable to such preceding unachieved Event(s) shall be due and payable. For example [***].

(d)       If any Event is merged or combined with any other Event, [***], the Event shall be achieved when the second Event starts or could reasonably be assumed to have been achieved. For example, [***].

(e)       Notwithstanding the payment obligations set forth in Section 6.2.1 above, Event Payments shall only be due under:

(i)       Section 6.2. l(a), if the Immunocore Product that achieves such Event is Covered by a Valid Claim [***] at the time of achievement of such Event; provided, if no Valid Claim [***] Covers the Event in Section 6.2. l(a) at the time of achievement of such Event, such Event Payment shall be accrued at the time of such achievement, but shall not be due and payable unless and until such time as a Valid Claim [***] Covering such Event occurs. Any obligation to accrue payments under this Section shall cease once all Patent applications Covering the relevant Immunocore Product existing at the date of the Event in Section 6.2. l (a) and which if issued would constitute a Valid Claim have either lapsed, been disclaimed, revoked, held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealed or appealed within the time allowed for appeal; and

(ii)       Section 6.2. l (b), (c) (d), (e), (f) or (g), if the Immunocore Product that achieves such event is Covered by a Valid Claim [***] at the time of achievement of such Event.

(f)       For the purposes of Section 6.2.1, the first Immunocore Product shall mean the first Immunocore Product to achieve the relevant Event set out in Section 6.2.1 and shall not mean the first Immunocore Product for which there is a First Commercial Sale.

6.2.3       Notice of Achievement; Timing of Payment. With respect to each Event referred to in Section 6.2.1, Immunocore shall inform GNE within [***] of the achievement of such Event (whether such Event is achieved by Immunocore or its Sublicensees). Immunocore shall pay GNE the respective accrued and payable Event Payment within [***] of receipt of an invoice from GNE with respect thereto.

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6.3         Net Sales Event Payments.

6.3.1       Net Sales Events. Subject to the terms of Section 6.3.2, Immunocore shall pay GNE the following one-time Milestone Payments per Immunocore Product upon each Immunocore Product achieving the following Net Sales Events (whether such achievement is by Immunocore or its Sublicensees):

Net Sales Event	Milestone Payment (in US dollars)
[***]	[***]
[***]	[***]
[***]	[***]
Total Potential Net Sales Event Payments for each Immunocore Product:	[***]

Milestone Payments under this Section 6.3.1 shall be due only once in respect of each Target, being for the first Immunocore Product containing an antigen derived from a Target. For the avoidance of doubt, Immunocore’s and its Sublicensees’ cumulative obligation under this Section 6.3.1 shall in no event exceed [***] per Target.

6.3.2       Notice of Achievement; Payment. With respect to each event listed in Section 6.3.1 above, Immunocore shall promptly (and in any event within [***] of such Net Sales Event being met) inform GNE following the achievement of such event by either Immunocore or its Sublicensees. On or after GNE’s receipt of such notice of achievement, GNE shall submit a written invoice to Immunocore for the corresponding Milestone Payment. Each such invoice shall specify the applicable Net Sales Event, and shall be payable within [***] of receipt of an invoice from GNE with respect thereto. To the extent Immunocore elects to have GNE send an invoice to an address other than that specified in Section 15.2, Immunocore shall . provide written notice to GNE thereof.

6.4         Royalty Payments for Immunocore Products.

6.4.1       Valid Claim Products.

(a)       Immunocore shall pay GNE, on an Immunocore Product-by-Immunocore Product and country-by-country basis, and subject to the terms of Sections 6.4.1(a)(i) through 6.4.1(a)(iii) and Sections 6.4.3 through 6.4.6, the following royalties on annual worldwide Net Sales of Immunocore Products by Immunocore or its Sublicensees, which at the time of sale or supply, are Covered by a Valid Claim in the country in which such Immunocore Product is sold:

Annual Worldwide Net Sales (in US Dollars)	Royalty Rate Percentage

Up to [***]:	[***]

Portion equal to or greater than [***] and less than [***]:	[***]

Portion equal to or greater than [***] and less than [***]:	[***]

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Portion equal to or greater than [***] and less than [***]:	[***]

Portion greater than [***]:	[***]

(i)       The royalties in the table in Section 6.4.1(a) above shall be payable on annual worldwide Net Sales of Immunocore Products containing the Immunocore Existing Effector (“First Generation Immunocore Products”) which at the time of sale or supply, are Covered by a Valid Claim in the country in which such First Generation Immunocore Product is sold.

(ii)       If there is no First Generation Immunocore Product on the market at the time of First Commercial Sale of Immunocore Products containing an Effector other than the Immunocore Existing Effector (“Second Generation Immunocore Products”) in any country, the royalties in the table in Section 6.4. l (a) above shall be payable on annual worldwide Net Sales of such Second Generation Immunocore Products which at the time of sale or supply, are Covered by a Valid Claim in the country in which such Second Generation Immunocore Product is sold. If there is no such Valid Claim(s), then the royalties as set forth in Section 6.4.2(a) below shall be payable on annual worldwide Net Sales of such Second Generation Immunocore Products.

(iii)       If there is a First Generation Immunocore Product on the market at the time of First Commercial Sale of Second Generation Immunocore Products in any country, and at the time of sale or supply, regardless of whether a Valid Claim covers [***] such Second Generation Immunocore Products, the royalties in Section 6.4.2(a) below shall be paid on annual worldwide Net Sales of such Second Generation Immunocore Products, subject to Section 6.4.5(b)(ii).

(iv)       If at the time of the First Commercial Sale of the Second Generation Immunocore Product there is no First Generation Immunocore Product on the market, and subsequent to the First Commercial Sale of such Second Generation Immunocore Product the First Commercial Sale of the First Generation Immunocore Product occurs, the Parties will discuss in good faith the royalty rate to be charged for each of the First Generation Immunocore Product and Second Generation Immunocore Product.

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6.4.2       Know-How Products.

(a)       If in any calendar quarter, (i) the sale of an Immunocore Product is not Covered by a Valid Claim in the country in which such Immunocore Product is sold; (ii) the Immunocore Product being sold is a Second Generation Immunocore Product, there is no First Generation Immunocore Product on the market at the time of First Commercial Sale of such Second Generation Immunocore Product and there is no Valid Claim Covering such Second Generation Immunocore Product; or (iii) both a First Generation Immunocore Product and a Second Generation Immunocore Product are on the market, only with respect to such Second Generation Immunocore Product, then Immunocore shall pay to GNE, on an Immunocore Product-by-Immunocore Product and country-by-country basis, and subject to the terms of Section 6.4.3 through 6.4.6, a royalty equivalent to [***] of the amounts specified in Section 6.4.1 on annual worldwide Net Sales of such Immunocore Product. In no circumstances shall Immunocore be required to pay to GNE a royalty pursuant to both Sections 6.4.1 and 6.4.2 in respect of the same Immunocore Product or Immunocore Products that are Companion Diagnostics.

6.4.3       Payment Offsets.

(a)       Third Party Payments.

(i)       Immunocore. Immunocore shall continue to have the obligation to make payments owed under written agreements entered into by Immunocore with Third Parties which relate to any Immunocore Product, as of the Effective Date or during the Term.

(ii)       Third Party Licenses. If, after the Effective Date, Immunocore or its Sublicensees obtains a right or license under any intellectual property of a Third Party, where the making, using, selling, offering for sale, or importing of an Immunocore Product by Immunocore or the relevant Sublicensee would in the absence of such right or license infringe the intellectual property of a Third Party, then Immunocore may offset the payments due and payable to GNE with respect to such Immunocore Product by the amount of payments paid by Immunocore or its Sublicensee to such Third Party for such right or license; provided that in no event shall such reductions reduce the payments owed to GNE for such Immunocore Product by more than [***] of what would otherwise be owed by Immunocore or its Sublicensee to GNE.

(b)       Biosimilar. Following the first commercial sale of a Biosimilar in a country and:

(i)       such Biosimilar is Covered by a Valid Claim [***] Covering the Immunocore Product

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in such country, and [***], no royalty reduction may be made under this Section 6.4.3(b);

(ii)       such Biosimilar is Covered by a Valid Claim [***] in such country, [***], the royalties due and payable by Immunocore hereunder shall be reduced by [***] in such country;

(iii)       such Biosimilar is Covered by a Valid Claim in such country, [***], and where [***], the royalties due and payable by Immunocore hereunder shall be reduced by [***] in such country; or

(iv)       such Biosimilar is not Covered by a Valid Claim in such country, the royalties due and payable by Immunocore or its Sublicensee hereunder shall be reduced by [***] in such country [***].

The reduction in royalties under Section 6.4.3(b)(ii) and (iii) shall only apply during the period of time [***] in such country. For the purpose of this Section 6.4.3(b) [***]. As used herein, “Biosimilar” means any drug or biological product that is interchangeable directly with any Immunocore Product and which is subject to review under an abbreviated approval pathway as a biosimilar, follow-on biologic or generic biological product, as these terms are commonly understood under the FD&C Act or the PHS Act and related rules and regulations, or the corresponding or similar laws, rules and regulations of any other jurisdiction and (1) where such Biosimilar obtains Regulatory Approval or is otherwise sold by a Third Party that is not Immunocore or a Sublicensee; and (2) where Immunocore or its Sublicensees have not directly authorised or permitted such Third Party to market, manufacture and sell such product in the market in question.

(c)       The cumulative reduction made under Sections 6.4.3(a), (b)(ii) and (b)(iii) in a country shall not exceed [***] of what would otherwise be owed by Immunocore to GNE in accordance with Sections 6.4. 1 and 6.4.2 in such country.

6.4.4       Single Royalty. No more than one royalty payment shall be due under this Section 6.4 with respect to a sale of a particular Immunocore Product. For the avoidance of doubt: (a) multiple royalties shall not be payable because the sale of a particular Immunocore Product is Covered by more than one (1) Valid Claim in the country in which such Immunocore Product is sold; or (b) in no event shall Immunocore and/or its Sublicensees be obligated to simultaneously pay a royalty under Section 6.4.1 with respect to a sale of a particular Immunocore Product that is subject to Section 6.4.2.

6.4.5       Royalty Term.

(a)       The royalty obligations set forth in Section 6.4.1 above will commence on a country-by-country basis upon the First Commercial ·sale of any Immunocore Product, and expire on a country-by-country basis upon the expiration of the last to expire Patent containing a Valid Claim which Covers the sale of such Immunocore Product in such country. For clarity, if the last Valid Claim Covering the sale of an Immunocore Product in a particular country expires prior to the [***] of the date of First Commercial Sale of such Immunocore

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Product in such country, royalties shall continue to be payable on the sales of such Immunocore Product in such country pursuant to Section 6.4.2 at the rates set forth therein, as applicable, until the [***] of the date of First Commercial Sale of such Immunocore Product in such country.

(b)       The royalty obligations set forth in Section 6.4.2 above will:

(i)       for any First Generation Immunocore Product or any Second Generation Immunocore Product in respect of which the royalty set out in Section 6.4.1(a)(ii) as may be modified by Section 6.4.2 is payable, commence on a country-by-country basis upon the First Commercial Sale of any such Immunocore Product, and expire on a country-by-country basis upon the earlier of (i) [***] of the date of First Commercial Sale of such Immunocore Product in such country; or (ii) such time as such Immunocore Product is Covered by a Valid Claim in such country, in which case such Immunocore Product shall be subject to the royalty term set forth in Section 6.4.1 above. For clarity, in the case of a First Generation Immunocore Product or any Second Generation Immunocore Product in respect of which the royalty set out in Section 6.4.l (a)(ii) is payable for which a Valid Claim first comes into existence in a particular country after the date of First Commercial Sale in such country, on the date of issuance of such Valid Claim royalties shall continue to be payable on the sales of such Immunocore Product pursuant to Section 6.4.1 at the rates set forth therein, and expire upon the expiration of such Valid Claim in such country. For the purposes of calculating the [***] period above for each Immunocore Product in any country within the EU, the [***] period shall start [***].

(ii)       for any Second Generation Immunocore Product for which the First Commercial Sale occurs whilst a First Generation Immunocore Product is on the market, commence on a country-by-country basis upon the First Commercial Sale of the Second Generation Immunocore Product, and expire on the last to occur of (a) the expiration of the last to expire Patent with a Valid Claim which Covers the sale of such First Generation Immunocore Product; or (b) [***] of the date of First Commercial Sale of such Second Generation Immunocore

6.4.6       Rights Following Expiration of Royalty Term. Upon expiry of Immunocore’s payment obligation hereunder with respect to an Immunocore Product in a country, the license in Section 4.1 shall be fully paid-up in respect of that Immunocore Product in that country.

6.4.7       Companion Diagnostic Sublicensing Revenue. Immunocore shall pay GNE, on a Companion Diagnostic-by-Companion Diagnostic and country-by-country basis, and

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subject to the terms of Section 6.4.8, a royalty of [***] of the Sublicensing Revenue that Immunocore receives from a Companion Diagnostic Sublicensee from the sale of a Companion Diagnostic in such country. Notwithstanding the foregoing, in no event shall Immunocore be obligated to make any royalty payment on the Sublicensing Revenue of a Companion Diagnostic, where the sale of such Companion Product is not Covered by a Valid Claim in the country in which such Companion Product was sold.

6.4.8       Certain Terms relating to Companion Diagnostics.

(a)       Sublicensing Revenue. “Sublicensing Revenue” shall mean [***]. Sublicensing Revenues shall exclude: [***].

(b)       “Companion Diagnostic Sublicensee” means a Third Party or Affiliate who has been granted a sub-license to research, develop and commercialise a Companion Diagnostic, and where such sublicense is in compliance with Section 4.1.2.

(c)       Royalty Term for Companion Diagnostics. The royalty obligations set forth in Section 6.4.7 above will commence upon the effective date that Immunocore or its Sublicensee (as applicable) enters into a written agreement with a Companion Diagnostic Sublicensee, and expire, on a country-by-country basis, upon the later of (i) the expiration of the last to expire Patent containing a Valid Claim which Covers the sale of such Companion Diagnostic in such country, or (ii) the tenth (10th) anniversary of the date of First Commercial Sale of such Companion Diagnostic in such country. For the purposes of calculating the ten (10) year period above for each Immunocore Product in any country within the EU, the ten (10) year period shall start [***].

ARTICLE 7
FINANCIAL TERMS; REPORTS; AUDITS

7.1       Timing of Royalty Payment. All royalty payments shall be made within [***] of the end of each calendar quarter in which the sale was made.

7.2       Royalty Report. For each calendar quarter for which Immunocore has an obligation to make royalty payments, such payments shall be accompanied by a report that specifies for such calendar quarter the following information (“Net Sales Report”):

(i)       total Net Sales of all Immunocore Products sold in the Territory;

(ii)       Net Sales on a country-by-country basis for all Immunocore Products sold;

(iii)       the exchange rate used to convert Net Sales from the currency in which they are earned to United States dollars; and

(iv)       the total royalties due to GNE.

If Immunocore is reporting Net Sales for more than one Immunocore Product, the foregoing information shall be reported on a Immunocore Product-by-lmmunocore Product basis.

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7.3         Mode of Payment. All payments hereunder shall be made in immediately available funds to the account listed below (or such other account as GNE shall designate before such payment is due):

[***]

7.4         Currency of Payments. All payments under this Agreement shall be made in United States dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the United States shall be first determined in_ the currency in which they are earned and shall then be converted into an amount in United States dollars as follows: (i) with respect to sales by or on behalf of Immunocore, use Immunocore’s customary and usual conversion procedures, consistently applied in preparing its audited financial statements; and (ii) with respect to sales by or on behalf of a given Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to Immunocore for such sales and where such procedures have been agreed prior to the Effective Date or as modified by Immunocore and its Affiliates after the Effective Date.

7.5         Blocked Currency. If, at any time, legal restrictions prevent Immunocore or a Sublicensee from remitting part or all of royalty payments when due with respect to any country in the Territory where Immunocore Products are sold, Immunocore shall continue to provide Net Sales Reports for such royalty payments, and such royalty payments shall continue to accrue in such country, but Immunocore shall not be obligated to make such royalty payments until such time as payment may be made through reasonable, lawful means or methods that may be available, as Immunocore shall determine.

7.6         Taxes. Each Party shall comply with Applicable Laws and regulations regarding filing and reporting for income tax purposes. Neither Party shall treat their relationship under this Agreement as a pass through entity for tax purposes. All payments made under this Agreement shall be made free and clear of any and all taxes, duties, levies, fees or other, except for withholding taxes and VAT (if applicable). Immunocore and its Sublicensees shall be entitled to deduct from payments made to GNE under this Agreement the amount of any withholding taxes required to be withheld, to the extent paid to the appropriate governmental authority on behalf of GNE (and not refunded or reimbursed). Immunocore shall deliver to GNE, upon request, proof of payment of all such withholding taxes. Immunocore (on the one hand) and GNE (on the other hand) shall provide reasonable assistance to other Party in seeking any benefits available to either Party with respect to government tax withholdings by any relevant law, regulation or double tax treaty. All payments made under this Agreement shall be exclusive of VAT (if applicable) and such VAT shall be paid promptly on receipt of a valid VAT invoice.

7.7         Records; Inspection.

7.7.1       Records. Immunocore agrees to keep, for [***] from the year of creation, records of all sales of Immunocore Products for each reporting period in which royalty payments are due, showing sales of Immunocore Products for each of Immunocore and its Sublicensees and applicable deductions in sufficient detail to enable the report provided under Section 7.2 to be verified. Immunocore shall procure that its Sublicensees keep records in accordance with this Section.

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7.7.2       Audits. GNE shall have the right to request that such report be verified by an independent, certified and internationally recognized public accounting firm selected by GNE and acceptable to Immunocore (the “CPA Firm”). Such right to request a verified report shall (i) be limited to a [***] immediately preceding such request for a verified report; (ii) not be exercised more than once in any calendar year: and (iii) not more frequently than once with respect to records covering any specific period of time. Subject to Section 7.7.3, Immunocore shall, upon timely request and at least [***] advance notice from GNE and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the reports provided under Section 7.2 and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The draft audit report shall be shared with Immunocore at the same time that it is shared with GNE. Following review and approval by all Parties of the draft audit, the final audit report shall be shared with GNE and Immunocore. Immunocore shall procure access to Sublicensee records relevant to verify the accuracy of reports under Section 7.2. relating to such Sublicensee and in accordance with this Section 7.7.2 and shall make such Sublicensee records available to the CPA Firm at the same time and location as GNE’s own records are made available to the CPA Firm.

7.7.3       Confidentiality. Prior to any audit under Section 7.7.2, the CPA Firm shall enter into a written confidentiality agreement with Immunocore that (i) limits the CPA Firm’s use of Immunocore and its Sublicensee’s records to the verification purpose described in Section 7.7.2; (ii) limits the information that the CPA Firm may disclose to GNE to the numerical summary of payments due and paid; and (iii) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. The Parties agree that all information subject to review under Section 7.7.2 and/or provided by the CPA Firm to GNE is Immunocore’s Confidential Information, and GNE shall not use any such information for any purpose that is not germane to Section 7.7.2.

7.7.4       Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, Immunocore shall promptly pay any uncontested, understated amounts due to GNE. Any overpayment made by GNE or any Sublicensee shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at Immunocore’s election. Any audit under Section 7.7.2 shall be at GNE’s expense; provided, however, Immunocore shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that Immunocore and any Sublicensee underpaid GNE [***] for the audited period [***].

ARTICLE 8
INTELLECTUAL PROPERTY; OWNERSHIP

8.1          Definitions. As used herein this Article 8:

8.1.1       “Prosecution and Maintenance” or “Prosecute and Maintain”, with respect to a particular Patent, means all activities associated with the preparation, filing, prosecution and maintenance of such Patent (and patent application(s) derived from such Parent), as well as re- examinations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates and the like with respect to that Patent, together with the conduct of interferences, derivation proceedings, pre- and post-grant proceedings, the defense of oppositions and other similar proceedings with respect to that Patent.

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8.2          Ownership; Inventorship; Assignment and Cooperation.

8.2.1       Ownership. As between the Parties:

(a)       Immunocore shall solely own the Immunocore Background IP and the Immunocore Foreground IP; and

(b)       GNE shall solely own the GNE Background IP.

8.2.2       Assignment; Cooperation. The assignments necessary to accomplish the ownership provisions set forth in this Article 8 are hereby made, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation, to implement the provisions of this Article 8. Each Party shall to the extent legally possible under relevant national or local laws require all of its employees, Affiliates and any Third Parties working pursuant to this Agreement on its behalf, to assign (or otherwise convey rights) to such Party any Patents and Know-How discovered, conceived or reduced to practice by such employee, Affiliate or Third Party, and to cooperate with such Party in connection with obtaining patent protection therefore.

8.2.3       CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Public Law 108-53 (the “Create Act”). In the event that either Party to this Agreement intends to overcome a rejection of a claimed invention within the Immunocore Background IP, Immunocore Foreground IP and/or GNE Background IP pursuant to the provisions of the Create Act, such Party shall first obtain the prior written consent of the other Party and the Parties shall work together in good faith to agree how any rejection should be overcome. To the extent that the Parties agree that, in order to overcome a rejection of a claimed invention within Immunocore Background IP, the Immunocore Foreground IP and/or GNE Background IP pursuant to the provisions of the Create Act, the filing of a terminal · disclaimer is required or advisable, the Parties shall first agree on terms and conditions under which the patent application subject to such terminal disclaimer and the patent or application over which such application is disclaimed shall be jointly enforced, to the extent that the Parties have not previously agreed to such terms and conditions. To the extent that this Section 8.2.3 applies to Immunocore Background IP or the Immunocore Foreground IP, any obligation under this Section will be subject to any Third Party agreements entered into with Immunocore prior to or after the Effective Date relating to the prosecution or maintenance of such Immunocore Background IP or the Immunocore Foreground IP and any co-operation or consultation by Immunocore under this Section 8.2.3 shall be subject to such Third Party agreements. In the event that Immunocore intends to enter into an agreement with a Third Party with respect to the further research, development or commercialisation of an Immunocore Product and such agreement is a “joint research agreement” as that phrase is defined in the Create Act, the Parties shall in good faith discuss whether GNE shall similarly enter into such agreement with such Third Party purely for the purposes of agreeing similar consultation rights in relation to any rejection under the Create Act as contained under this Section 8.2.3.

8.3         Patent Prosecution.

8.3.1       Immunocore Controlled Prosecution and Maintenance. Immunocore shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the Immunocore Background IP and the Immunocore Foreground IP.

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Immunocore will provide GNE with a draft copy of any proposed patent application, filings and other material correspondence with applicable governmental authorities covering the Immunocore Background IP and the Immunocore Foreground IP for review and comment prior to filing or prior to submission of any response or communication with applicable governmental authorities and will keep GNE reasonably informed of the status of such Patents, including providing GNE with copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by Immunocore. Immunocore will provide any filings or correspondence for comment by GNE where possible at least [***] prior to any due date or required response date. Immunocore will consider all comments provided by GNE to Immunocore prior to any due date or required response date [***].

8.3.2       GNE Controlled Prosecution and Maintenance. GNE shall, at its sole discretion and expense, have the right (but not the obligation) to Prosecute and Maintain Patents within the GNE Background IP. GNE will provide Immunocore with copies of any filed patent application, filings and other material correspondence with applicable governmental authorities relating to such GNE Background IP and will keep Immunocore reasonably informed of the status of such Prosecution and Maintenance, including providing Immunocore copies of all communications received from or filed in patent offices within a reasonable period of time after receipt by GNE. Immunocore will provide all reasonable cooperation and assistance to GNE at GNE’ s reasonable request and at GNE’s expense in Prosecution and Maintenance of such Patents, including making data, reports, and scientific personnel reasonably available to prepare and prosecute patent applications.

8.3.3       Transfer of Prosecution and Maintenance by GNE. If GNE elects not to Prosecute and Maintain any Patents under Section 8.3 .2, GNE shall provide at least [***] written notice to Immunocore. Thereafter, Immunocore shall have the right, but not the obligation, to Prosecute and Maintain any notified Patents, at its sole expense and in its sole discretion. GNE will provide all reasonable cooperation and assistance to Immunocore in relation to such Prosecution and Maintenance. The Party assuming responsibility to Prosecute and Maintain said Patents may elect to require transfer of ownership or rights of said Patents at their sole discretion.

8.3.4       Interferences Between the Parties. If an interference or derivation proceeding is declared by the US Patent and Trademark Office between one or more of the Patents within the Immunocore Background IP, Immunocore Foreground IP or GNE Background IP, to the extent directed to an Immunocore Product and such declared interference or derivation proceeding does not involve any Patents owned by a Third Party, then the Parties shall in good faith establish a mutually agreeable process to resolve such interference or derivation proceeding in a reasonable manner in conformance with all applicable legal standards, but which prejudices neither Party nor diminishes the value of such Patents at issue.

8.4          Enforcement Rights for Infringement by Third Parties.

8.4.1       Notice. Each Party shall promptly notify, in writing, the other Party upon learning of any actual or suspected infringement of the Patents within the GNE Background IP, Immunocore Background IP or Immunocore Foreground IP to the extent such actual or suspected infringement is relevant to any Compound or an Immunocore Product, or, except for the matters that are subject to Section 8.3.2, of any claim of invalidity, unenforceability, or non-infringement of any Patents within the GNE Background IP, Immunocore Background IP or Immunocore Foreground IP (each an “Infringement”). At the request of the Party receiving

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such notice, the other Party shall use Diligent Efforts to provide all evidence in its possession pertaining to the actual or suspected Infringement that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege. In addition each Party shall also use reasonable efforts to notify the other Party upon learning of any actual or suspected infringement of the Patents within the GNE Background IP, Immunocore Background IP or Immunocore Foreground IP to the extent such actual or suspected infringement is relevant to any Compound.

8.4.2       Enforcement Actions. The Parties shall consult as to potential strategies to terminate suspected or potential Infringement, consistent with the overall goals of this Agreement. If the Parties fail to agree on such strategies:

(a)       Relating to GNE Background IP. GNE shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Section 8.3.2. If GNE does not, within [***] of receipt of a notice under Section 8.4.1, take steps to abate the Infringement, or to file suit to enforce against such Infringement, then Immunocore shall have the right, but not the obligation, to take action to enforce any Patent containing a Valid Claim against such Infringement; provided that if GNE is diligently pursuing ongoing settlement discussions at the end of such [***] period then Immunocore shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or GNE ceases to pursue such discussions diligently.

(b)       Relating to Immunocore Background IP or Immunocore Foreground IP. Immunocore shall have the first right, but not the obligation, to seek to abate any actual or suspected Infringement by a Third Party, or to file suit against any Third Party for Infringement, in each case of any Patent under Section 8.3.1. If Immunocore does not, within [***] of receipt of a notice under Section 8.4.1, take steps to abate the Infringement, or to file suit to enforce against such Infringement, then GNE shall have the right, but not the obligation, to take action to enforce any Patent containing a Valid Claim against such Infringement; provided that if Immunocore is diligently pursuing ongoing settlement discussions at the end of such [***] then GNE shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or Immunocore ceases to pursue such discussions diligent}y.

(c)       The non-controlling Party shall cooperate with the Party controlling any such action to abate or enforce (as may be reasonably requested by the controlling Party and at the controlling Party’s expense), including, if necessary, by being joined as a party provided that the non-controlling Party shall be indemnified by the controlling Party as to any costs or expenses, and shall have the right to be represented by its own counsel at its own expense. The Party controlling any such action shall keep the other Party updated with respect to any such action, including providing copies of all documents received or filed in connection with any such action.

8.4.3       Settlement. The Party controlling any such enforcement action described in Section 8.4.2 (a “Section 8.4.2 Enforcement”), at its sole discretion, may take reasonable actions to terminate any alleged Infringement without litigation; provided, that if any such arrangement would adversely affect the non-controlling Party’s rights under this Agreement, then that arrangement is subject to the non-controlling Party’s prior written consent. The Party controlling any Section 8.4.2 Enforcement may not settle or consent to an adverse judgment

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without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld or delayed).

8.4.4       Costs and expenses. The Party controlling any Section 8.4.2 Enforcement shall bear all [***].

8.4.5       Damages. Unless otherwise mutually agreed by the Parties, and subject to the respective indemnity obligations of the Parties set forth in Article 12, all damages, amounts received in settlement, judgment or other monetary awards recovered in Section 8.4.2 Enforcement with respect to activities of the Third Party that occurred prior to the effective date of such award shall be shared as follows: [***].

For the avoidance of doubt, if any settlement results in the granting to the alleged infringer of a sublicense of any of the GNE Background IP with running royalties payable on post-settlement sales by the alleged infringer, such alleged infringer shall be deemed to be a Sublicensee and such royalties on post-settlement sales (i) shall be subject to all applicable royalty obligations hereunder, and (ii) shall not be subject to this Section 8.4.5; [***].

8.5          Third Party Infringement Claims.

8.5.1       Notice. In the event that a Third Party shall make any claim, give notice, or bring any suit or other inter partes proceeding against GNE or Immunocore, or any of their respective Affiliates or licensees or customers, for infringement or misappropriation of any intellectual property rights with respect to the research, development, making, using, selling, offering for sale, import or export of any Immunocore Product (“Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall promptly notify the other Party and use Diligent Efforts to provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of privilege.

8.5.2       Defense. The Parties shall consult as to potential strategies to defend against any Third Party Infringement Claim, consistent with the overall goals of this Agreement, including by being joined as a party. The Parties shall cooperate with each other in all reasonable respects in the defense of any Third Party Infringement Claim or raising of any counterclaim related thereto. If the Parties fail to agree on such strategies, and subject to the respective indemnity obligations of the Parties set forth in Article 12, Immunocore shall be solely responsible for defending such Third Party Infringement Claim including but not limited to selection of counsel, venue, and directing all aspects, stages, motions, and proceedings of litigation. If Immunocore does not, within [***] of receipt of a notice under Section 8.5.1, take steps to defend the Third Party Infringement Claim, then to the extent that such Third Party Infringement Claim is brought against Immunocore, GNE shall have the right, but not the obligation, to take action to enforce or defend against such Third Party Infringement Claim provided that if Immunocore is diligently pursuing ongoing settlement discussions at the end of such [***] period then GNE shall not be permitted to exercise such right unless such settlement discussions cease without reaching settlement or Immunocore ceases to pursue such discussions diligently. At the controlling Party’s request and expense, the non-controlling Party shall cooperate with the controlling Party in connection with any such defense and counterclaim, provided that the non-controlling Party shall be indemnified by _the controlling Party as to any costs or expenses, and shall .have the right to be represented by its own counsel at its own expense. Any counterclaim or other similar action by a Party, to the extent such

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action involves any enforcement of rights under the GNE Background IP will be treated as an enforcement action subject to Section 8.4. Nothing in this Section shall prevent GNE from ·complying with the terms of any court order relating to or arising out of any Third Party Infringement Claim.

8.5.3       Settlement. If any such defense under Section 8.5.2 would adversely affect the other Party’s rights under this Agreement or impose a financial obligation upon the other Party or grant rights in respect, or affect the validity or enforceability, of the other Party’s Patents or any Joint IP, then any settlement, consent judgment or other voluntary final disposition of such Third Party Infringement Claim shall not be entered into without the consent of the other Party (such consent not to be unreasonably withheld).

8.5.4       Costs and expenses. The Party controlling the defense of any Third Party Infringement Claim shall bear all costs and expenses, including but not limited to litigation expenses, to defend against any Third Party Infringement Claim.

ARTICLE 9
CONFIDENTIALITY

9.1         Non-use and Non-disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (ii) except in connection with activities contemplated by, the exercise of rights permitted by, in order to further the purposes of this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (iii) take all reasonable precautions to protect the Confidential Information of the other Party (including all precautions a Party employs with respect to its own confidential information of a similar nature).

9.2         Exclusions Regarding Confidential Information. Notwithstanding anything set forth in this Article 9 to the contrary, the obligations of Section 9.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the other Party:

(a)       was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

(b)       was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

(c)       became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

(d)       was received by the receiving Party without an obligation of confidentiality from a Third _Party having the right to disclose such information without restriction;

(e)       was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party; or

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(f)       was released from the restrictions set forth in this Agreement by express prior written consent of the Party.

9.3       Authorized Disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:

(a)       if required by law, rule or governmental regulation, including as may be required in connection with any filings made with, or by the disclosure policies of a major stock exchange; provided that the Party seeking to disclose the Confidential Information of the other Party (i) uses all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, requests confidential treatment of such information;

(b)       to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent within the Immunocore Background IP or the Immunocore Foreground IP or the GNE Background IP in accordance with this Agreement upon reasonable notice and written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned;

(c)       as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Immunocore Products, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information;

(d)       to take any lawful action that it. deems necessary to protect its interest under, or to enforce compliance with the terms and conditions of, this Agreement; or

(e)       to the extent necessary, to Sublicensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement. Further, the receiving Party may disclose Confidential Information to existing or potential acquirers, merger partners, permitted collaborators, Sublicensees and sources of financing or to professional advisors (e.g. attorneys, accountants and prospective investment · bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or license and under appropriate conditions of confidentiality, only to the extent necessary and with the agreement by those permitted individuals to maintain such Confidential Information in strict confidence.

9.4       Return of Confidential Information. Except as expressly permitted under this Agreement, following any termination of this Agreement each Party shall upon written request by the other Party promptly destroy all Confidential Information received from the disclosing Party, including any copies thereof, (except one copy of which may be retained for archival purposes solely to ensure compliance with the terms of this Agreement).

9.5       Terms of this Agreement. The Parties agree that this Agreement and the ·terms hereof will be considered Confidential Information of both Parties.

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9.6       Survival of Prior Agreements. As of the Effective Date, it is understood and agreed that the Existing Agreement, as amended, shall survive in full force and effect.

9.7       No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under Article 4, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

ARTICLE 10
PUBLICITY; PUBLICATIONS; USE OF NAME

10.1       Publicity. The text of any press releases, public announcements and powerpoint presentations concerning this Agreement, the subject matter hereof, or the research, development or commercial results of products hereunder (a “Release”) shall be addressed pursuant to Sections 10.2 to 10.4. Any such Release shall not include any financial terms of this transaction:

10.2       Releases. Subject to Sections 9.2, 10.3 and 10.4:

10.2.1       Immunocore may not issue a Release without GNE’s prior written consent if it includes reference to GNE’s or GNE’s option under Section 4.2; and

10.2.2       GNE may not issue a Release without Immunocore’s prior written consent if it includes reference to Immunocore by name.

In each case, consent shall not be unreasonably withheld, conditioned or delayed and shall be provided within [***] of request for such consent.

10.3       Approved Releases. If a Release requires consent pursuant to Sections 9.3 or 10.2, once consent has been given both Parties may make subsequent public disclosure of the contents of such statement without the further approval of the Party whose consent was required; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

10.4       Releases required by law or regulation. Each Party may issue any Release it is required to issue by Applicable Law or regulation (including, in the case of Immunocore, any announcements required to satisfy the UK Takeover Panel or the UKLA listing rules).

10.5       Publications. Notwithstanding Sections 10.1 to 10.4, both Parties recognize that the publication or disclosure of papers, presentations, abstracts or any other written or oral presentations regarding results of and other information regarding the Compounds or Immunocore Products may be beneficial to both Parties, provided that such publications or presentations are subject to reasonable controls to protect Confidential Information, the patentability of inventions and other commercial considerations. Accordingly, the following shall apply with respect to papers and presentations proposed for disclosure by either Party:

(a)       With respect to any paper or presentation proposed for disclosure by GNE which utilizes information generated by or on behalf of GNE, so long as such paper or presentation does not contain any Confidential Information of Immunocore, GNE shall be free to make, publish and disclose such papers and presentations at its discretion. For clarity, GNE

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shall not be permitted to publish or otherwise disclose any Confidential Information of Immunocore except as may be expressly permitted pursuant to Section 9.2 or 9.3; and

(b)       With respect to any paper or presentation proposed for disclosure by Immunocore which utilizes information generated by or on behalf of Immunocore, so long as such paper or presentation does not contain any Confidential Information of GNE, Immunocore shall be free to make, publish and disclose such papers and presentations at its discretion. For clarity, Immunocore shall not be permitted to publish or otherwise disclose any Confidential Information of GNE except as may be expressly permitted pursuant to Section 9.2, 9.3 or 10.5(c);

(c)       With respect to any paper or presentation proposed for disclosure by Immunocore which includes Confidential Information of GNE, GNE shall have the right to review and approve any such proposed paper or presentation. Immunocore shall submit to GNE the proposed publication or presentation (including, without limitation, posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) at least [***] prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials. GNE shall review such submitted materials and respond to Immunocore as soon as reasonably possible, but in any case within t[***] for abstracts) of receipt thereof. At the option of GNE, Immunocore shall (a) delete from such proposed publication or presentation any Confidential Information of GNE and/or (b) delay the date of such submission for publication or the date of such presentation_ for a period of time sufficiently long (but in no event longer than [***]) to permit GNE to seek appropriate patent protection. Once a publication has been approved by GNE, Immunocore may make subsequent public disclosure of the contents of such publication without the further approval of the GNE; provided, such content is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein.

10.6       No Right to Use Names. Except as expressly provided herein, no right, express or implied, is granted by the Agreement to use in any manner the name of “Immunocore”, “Genentech”, “Roche” or any other trade name, symbol, logo or trademark of the other Party in connection with the performance of this Agreement.

ARTICLE 11
REPRESENTATIONS

11.1       Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

(a)       it is validly organized under the laws of its jurisdiction of incorporation;

(b)       it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

(c)       the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

(d)       it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

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(e)       the performance of its obligations under this Agreement will not conflict with such Party’s charter documents or any Third Party agreement, contract or other arrangement to which such Party is a party; and

(f)       to the extent relevant to this Agreement it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and to the extent permissible under national or local laws requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants or agents made within the scope of, and during their employment, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

11.2       GNE Additional Warranties. GNE also represents and warrants to Immunocore that:

(a)       it has the legal right and power to extend the rights and licenses granted to Immunocore hereunder;

(b)       the GNE Background IP includes all intellectual property rights and Know- How Controlled by GNE as at the Effective Date which is specific to the Compounds;

(c)       it will not grant during the Term, any right, license or interest in or to the GNE Background IP, or any portion thereof, inconsistent with the rights granted to Immunocore herein;

(d)       as of the Effective Date, it has no knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the GNE Background IP (to the extent relevant to the Immunocore Product or Compound or to performance by Immunocore of a Development Plan); provided, however, that nothing in this Section 1 1 .2 shall be interpreted as requiring GNE to have undertaken any inquiries or to have obtained any freedom to operate opinion; and

(e)       prior to the Effective Date it has. not granted any licences, sub-licences or any other rights or interest in or to the GNE Background IP or assigned the GNE Background IP to any Affiliate of GNE or to any Third Party.

11.3       Immunocore Additional Warranties. Immunocore also represents and warrants to GNE that:

(a)       it has the legal right and power to extend the rights granted to GNE hereunder; and

(b)       it will not grant during the Term, any right or interest in or to the Immunocore Background IP or Immunocore Foreground IP to the extent that they relate to [***] Immunocore Products, or any portion thereof, inconsistent with the rights granted to GNE provided that so long as Immunocore has followed the process set out in Section 4.2 any grant of any such right or interest to a Third Party shall not be a breach of this warranty herein; and

(c)       in developing, testing, manufacturing, selling and supplying any Immunocore Product it will, and it will procure that its Sublicensees will, comply with all Applicable Laws; and

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(d)       as at the Effective Date, (i) the list of Existing [***] Compounds and Existing [***] Compounds referred to in Exhibit B is true and correct and sets out all of the Immunocore Existing TCRs; and (ii) such Immunocore Existing TCRs constitute all of the material chemical structures that resulted from the research undertaken by Immunocore pursuant to the Existing Agreement. Immunocore undertakes that should it be discovered after the Effective Date that an Immunocore Existing TCR was not included in Exhibit B, Immunocore will amend Exhibit B to add such Immunocore Existing TCR and GNE agrees that such obligation shall be GNE’s only remedy in the event of a breach of this warranty. Notwithstanding the foregoing, Genentech shall have the right to seek recovery of any milestone and royalty payments, and any interest thereon determined in accordance with industry standard, that would have been owed had Exhibit B been amended as of the Effective Date.

11.4       Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO PATENTS, KNOW-HOW, MATERIALS OR CONFIDENTIAL INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. NOTHING IN THIS SECTION SHALL PREVENT GNE CLAIMING DAMAGES FOR LOSS OF ROYALTIES ARISING AS A RESULT OF A BREACH OF THIS AGREEMENT BY IMMUNOCORE.

ARTICLE 12
INDEMNIFICATION

12.1       Indemnification. Subject to Section 12.3, Immunocore shall indemnify, defend and hold GNE, its Affiliates, their Sublicensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other reasonable expenses of litigation) (collectively, “Loss” or “Losses”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) relating to (a) the activities performed by or on behalf of such Party under this Agreement, (b) the activities performed by or on behalf of Immunocore to the extent Covered by any GNE Background IP, including, in the case of Immunocore and its Third Party Licensees and subcontractors hereunder, product liability and infringement claims to the extent relating to any products Covered by the GNE Background IP and/or (c) breach by Immunocore of the representations and warranties under Article 11, except, in each case, to the extent caused by

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the negligence or willful misconduct of GNE or its Affiliates or Sublicensees or any breach of this Agreement by GNE or its Affiliates or Sublicensees.

12.2       Indemnification. Subject to Section 12.3, GNE shall indemnify, defend and hold Immunocore, its Affiliates and its Third Party licensees and their respective directors, officers, and employees and the successors and assigns of any of the foregoing harmless from and against any and all Losses arising, directly or indirectly out of or in connection with any Third Party Claims relating to (a) the activities performed by or on behalf of GNE or any Sublicensee under this Agreement and/or (b) breach by GNE, its Sublicensees or subcontractors of the representations and warranties under Article 11, except, in each case, to the extent caused by the negligence or wilful misconduct of Immunocore or its Affiliates or breach of this Agreement by Immunocore or its Affiliates.

12.3       Procedure. If a Party intends to claim indemnification under this Agreement (the “lndemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss and the Third Party Claim. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the lndemnitee shall have reasonably concluded, based upon a written opinion from outside legal counsel, that there is a conflict of interest between the Indemnitor and the lndemnitee in the defense of such action, in which case the Indemnitor shall pay the fees and expenses of one law firm serving as counsel for the lndemnitee in relation to such Third Party Claim. The lndemnitee, its employees and agents, shall reasonably cooperate with the lndemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 12 shall not apply to any settlement of any Third Party Claims if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The failure to deliver written notice to the lndemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 12.3. It is understood that only GNE and Immunocore may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

12.4       Insurance.

12.4.1       Insurance Coverage. Subject to Section 12.4.4, each Party shall obtain and maintain comprehensive general liability insurance customary in the industry for companies of similar size conducting similar business, and in any case sufficient to cover its obligations.

12.4.2       Evidence of Insurance. Within [***] of signing this Agreement, each Party shall provide the other Party with its certificate of insurance evidencing the insurance coverage set forth Section 12.4.1. Each Party shall provide to the other Party at least [***] prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage.

12.4.3       Product I Clinical Trial Liability Insurance. Commencing not later than [***] prior to the first use in humans of the First Immunocore Product by Immunocore or any of its Sublicensees, Immunocore shall have and maintain such type and amounts of products / clinical trial liability insurance covering the development, manufacture, use and sale of Immunocore Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products / clinical trials liability as follows: (a) a minimum limit of [***] for any period during which Immunocore or any of its Sublicensees is conducting a clinical trial(s) with any Immunocore Product(s); and (b) a minimum limit of [***] for any period during which Immunocore or any of its Sublicensees is selling ·any Immunocore Product(s). Each of the above insurance policies shall be primary insurance.

12.4.4       Election to Self-Insure. In the event that either Party is an entity which, together with its Affiliates, has worldwide revenues from pharmaceutical sales in excess of [***] per year, the obligations set forth in Section 12.4.1, 12.4.2 and 12.4.3 above shall not

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apply with respect to such Party, if such Party notifies the other Party in writing that it elects to provide coverage through a commercially reasonable program of self-insurance and such self-insurance in the case of Section 12.4.3 is permitted under Applicable Laws; provided, however, that the obligations set forth in Section 12.4.1, 12.4.2 and 12.4.3 above shall resume with respect to such Party and its Affiliates, or successor-in-interest and its Affiliates, if such program of self-insurance is terminated or discontinued for any reason.

12.5       Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR- RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF ANY BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 10 OR INDEMNIFICATION OBLIGATIONS UNDER THIS ARTICLE 12 FOR CLAIMS OF THIRD PARTIES. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS SECTION SHALL LIMIT OR EXCLUDE ANY LIABILITY TO A THIRD PARTY FOR FRAUD BY ANY PARTY OR ANY LIABILITY ARISING AS A RESULT OF PERSONAL INJURY OR DEATH CAUSED BY NEGLIGENCE OF ANY PARTY.

ARTICLE 13
TERM; TERMINATION

13.1       Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this Article 13, shall continue in full force and effect, on a country-by-country and Immunocore Product-by-lmmunocore Product basis ·until there is no remaining royalty payment or other payment obligation in such country with respect to such Immunocore Product, at which time this Agreement shall expire with respect to such Immunocore Product in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Immunocore Products in all countries in the Territory.

13.2       Termination by Either Party for Material Breach. Either Party may terminate this Agreement by written notice to the other Party for any material breach of this Agreement by the other Party if, in the case of remediable breach, such material breach is not cured within [***] for payment defaults) after the breaching Party receives written notice of such breach from the non-breaching Party; provided, that if such breach is not capable of being cured within such [***]) period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to- cure such breach, so long as (1) the breaching Party is making Diligent Efforts to do so, and (2) the Parties agree on an extension within such [***] period. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the above time periods, then the matter will be addressed under the dispute resolution provisions in Article 14, and the notifying Party may not so terminate this Agreement until it has been determined under Article 14 that the allegedly breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of that dispute resolution procedure.

13.3       Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, insolvency, bankruptcy, or filing of any petition therefor, appointment

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of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within [***] an where such petition, appointment or similar proceeding is not a part of any bona fide reorganisation of a Party or its Affiliates. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 13.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as· provided in this Section· 13.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

13.4       Effects of Termination in General.

(a)       Accrued Rights and Obligations. Expiration or termination of this Agreement in its entirety for any reason shall not release either Party hereto from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.

(b)       Termination of Licenses.

(i)       Upon termination of the Agreement in its entirety by Immunocore pursuant to Section 13.2 or 13.3, all licenses under this Agreement shall terminate as of the effective date of such termination; and

(ii)       Upon termination of Agreement by GNE in accordance with Section 13.2 or 13.3, the licenses set forth in Section 4 shall terminate as of the effective date of such termination.

(c)       Continuation of Sublicenses. Upon termination by GNE of this Agreement GNE agrees that on request from any Sublicensee it will grant to such Sublicensee a license on the same terms as set out in this Agreement (including all Event Payments and royalty payments) in relation to any GNE rights previously licensed to such Sublicensee. Unless otherwise explicitly agreed in writing, GNE shall not agree to vary or amend the terms of the licenses granted hereunder or take on any additional or further obligations or burdens.

(d)       Clinical Trials. Immunocore shall ensure that in the event any termination of this Agreement by GNE occurs during any Clinical Trial, that, if Immunocore

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decides, in its sole discretion, to wind down ·any Clinical Trial, such Clinical Trial shall be wound down in accordance with the protocol for such Clinical Trial and in such a way as to minimise any patient harm and at all times in accordance with all Applicable Laws.

(e)       Return of Confidential Information. It is understood and agreed, that each Party shall have a continuing right to use Confidential Information of the other Party under any surviving licenses pursuant to Article 4 and/or this Section 13.4. Subject to the foregoing, following expiry or any early termination of this Agreement, the Party that has Confidential Information of the other Party shall destroy (at such Party’s written request) all such Confidential Information in its possession as of the effective date of expiration (with the exception of one copy of such Confidential Information, which may be retained by the legal department of the Party that received such Confidential Information to confirm compliance with the non-use and non-disclosure provisions of this Agreement), and any Confidential Information of the other Party contained in its laboratory notebooks or databases, provided that each Party may retain and continue to use such Confidential Information of the other Party to the extent necessary to exercise any surviving rights, licenses or obligations under this Agreement.

(f)       Inventory at Termination. Upon termination of this Agreement Immunocore and its permitted Sublicensee shall have the right to sell or otherwise dispose of all inventory of Immunocore Products in all countries then in its stock, subject to the applicable royalty payments due under this Agreement, and any other applicable provisions of this Agreement, and GNE covenants not to sue Immunocore or its permitted Sublicensee for infringement under any of the Patents that were licensed by GNE to Immunocore immediately prior to such termination with respect to such activities conducted by Immunocore or its permitted Sublicensee pursuant to this Section 13.5. l (e).

(g)       Survival. In addition to any prov1s1ons specified in this Agreement as surv1vmg under the applicable circumstances, the provisions of Articles 1, 8, 9, 1 0, 1 1 , 12, (excluding Section 12.4 and provided with respect to Article 11 and 12, only with respect to those claims that arise from the acts or omissions of a Party prior to the effective date of termination or expiration) 14 and 15 and Sections 6.4.6, 7.7, and 1 3.4 shall survive any termination or expiration of this Agreement. In addition, Article 6 and 7 shall survive with respect to any outstanding unpaid amounts that accrued prior to any termination or expiration of this Agreement.

ARTICLE 14
DISPUTE RESOLUTION

14.1       Disputes. “Party” or “Parties” in this Article 14 shall mean GNE and Immunocore. Immunocore and GNE recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, (each, a “Dispute”) may from time to time arise during the Term. Unless otherwise specifically recited in this Agreement, such Disputes between Immunocore and GNE will be resolved as recited in this Article 14. In the event of the occurrence of such a Dispute, the Parties shall first refer such Dispute to their respective Alliance Managers for attempted resolution by such Alliance Managers within [***] after such referral. If such Dispute is not resolved within such [***] period, either Immunocore and GNE may, by written notice to the other, have such Dispute referred to their respective officers designated below, or their respective designees, for

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attempted resolution within [***] after such notice is received. Such designated officers are as follows:

For GNE - [***]

For Immunocore - [***]

In the event the designated officers, or their respective designees, are not able to resolve such Dispute within [***] of such other Party’ s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 14.2.

14.2       Arbitration.

14.2.1       Rules. Except as otherwise expressly provided in this Agreement (including under Section 1 4.3), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 14.1 shall be resolved through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce (for purposes of this Article 14, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Sections 15.1.

14.2.2       Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator. All three (3) arbitrators shall serve as neutrals and have at least [***] of (a) dispute resolution experience (including judicial experience) and/or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under Section (b). If a Party fails to nominate its arbitrator, or . if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in London, England. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be translated into English and accompanied by the original or a true copy thereof.

14.2.3       Procedures; Awards. Each Party agrees to use reasonable efforts to make all of its current employees available, if reasonably needed, and agrees that the arbitrators may determine any person as necessary. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of Applicable Law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any Party.

14.2.4       Costs. The prevailing Party, as determined by the arbitrators, shall [***]. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims

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prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (1) share equally the fees and expenses of the arbitrators and (2) bear their own attorneys’ fees and associated costs and expenses.

14.2.5       Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 14.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 14, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 14.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

14.2.6       Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.

14.3       Subject Matter Exclusions. Notwithstanding the provisions of Section 14.2, any Dispute not resolved internally by the Parties pursuant to Section 14.1 that involves the validity or infringement of a Patent Covering an Immunocore Product (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

14.4       Continued Performance. Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

ARTICLE 15
MISCELLANEOUS

15.1       Applicable Law. This Agreement (including the arbitration provisions of Article 14.2) shall be governed by and interpreted in accordance with the laws of England and Wales, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

15.2       Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Any notice sent via facsimile shall be followed by a copy of such notice by private express courier or by first class mail. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 15.2 by sending written notice to the other Party.

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If to GNE:                             Genentech, Inc.
Attn: [***]
Fax: [***]

Phone: [***]

with required copies (which shall not constitute notice) to:

Genentech, Inc.
Attn: [***]
Fax: [***]

If to Immunocore:               Immunocore Limited

Attn: Chief Executive Officer
101 Park Drive
Milton Park
Abingdon
Oxon
United Kingdom
OXl4 4RY
Fax: [***]

15.3       Assignment. None of the Parties may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Parties, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, a Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation or re-organisation of such Party with or into such corporation or entity, provided that the Party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. Immunocore may also transfer the Immunocore Background IP and Immunocore Foreground IP to any Affiliate that is controlled by or controls Immunocore and provided that any transfer is explicitly subject to this Agreement. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such written agreement, subject in each case to any confidentiality restrictions. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.

15.4       Non-solicit. Neither Immunocore on the one hand, nor GNE on the other hand shall (except with the prior written consent of the Other Party knowingly solicit or entice away (or attempt to solicit or entice away) from the employment of the Other Party any person employed or engaged by such Other Party in the provision of its obligations under any Development Program during the course of any Development Program and for a further period of [***] from expiry, termination or completion of such Development Program; provided that this Section 15.4 shall not apply to advertisements of a general nature placed in newspapers, trade publications or online. If a Party does breach this Section 15.4 it agrees and accepts that the Other Party will suffer damage and as a minimum it agrees to pay liquidated damages equivalent to two year’s basic salary or the annual fee that was paid by the Other Party to the relevant employee. The liquidated damages set out in this Section does not prevent the Other Party claiming damages in the ordinary course in relation to a breach of this Section 15.4. For the purposes of this Section 15.4, “Other Party” shall mean GNE if Immunocore is the Party

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soliciting or enticing away a person from employment and Immunocore if GNE is the Party soliciting or enticing away a person from employment.

15.5       Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

15.6       Integration. Except to the extent expressly provided herein, this Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement (including the term sheet exchanged by and between Immunocore and GNE). Nothing in this Section 1 5.6 shall exclude any liability for fraud or fraudulent misrepresentation. All Parties confirm that save as explicitly stated in this Agreement they have not relied upon or been induced to enter into this Agreement in reliance upon any warranty or representation made by any of the other Parties, save to the extent explicitly set out in this Agreement.

15.7       Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of all Parties. No course of dealing or failing of a Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

15.8       Further Assurance. All Parties shall and shall use all reasonable endeavors to procure that any necessary Third Party shall promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.

15.9       Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, section, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, section, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

15.10       No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.

15.11       Construction. The Parties mutually acknowledge that they and their attorneys have participated ·in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

15.12       Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) the word “law” or “laws” means any

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applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any (i) government or country or territory, (ii) any state, province, county, city or other political subdivision thereof, or (iii) any supranational body); (d) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (f) the singular shall include the plural and vice versa; and (g) the word “or” has the inclusive meaning represented by the phrase “and/or”. All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years.

15.13       Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows - the rest of this page intentionally left blank.]

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IN WITNESS WHEREOF, Immunocore and GNE have executed this Agreement by their respective officers hereunto duly authorized, on the Effective Date.

IMMUNOCORE LIMITED

By:	/s/ Bent Jakobsen

Name:	Bent Jakobsen

Title:	Chief Scientific Officer

GENENTECH, INC.

By:	/s/ Edward Harrington

Name:	Edward Harrington

Title:	Chief Financial Officer

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EXHIBIT A
PATENTS RELATING TO EXISTING MAGE-A4 COMPOUNDS AND EXISTING [***] COMPOUNDS

Case Ref.	Official No.	Title	Case Status
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EXHIBIT B

Part A - (Existing MAGE-A4 TCRs)

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-5

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-6

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-7

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-8

Confidential

Execution Version

Part B (Existing [***] TCRs)

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-9

Confidential

Execution Version

3
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-10

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-11

Confidential

Execution Version

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-12

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-13

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-14

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-15

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-16

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-17

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-18

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-19

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-20

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-21

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

License Agreement relating to MAGE-A4 and [***] compounds	B-22

Confidential

Execution Version

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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License Agreement relating to MAGE-A4 and [***] compounds	B-23

Confidential

Execution Version

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License Agreement relating to MAGE-A4 and [***] compounds	B-24

Confidential